                                  EXHIBIT 24

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of St. Joe Paper Company, a Florida corporation ("Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Winfred L. Thornton and J. Malcolm Jones, Jr., as his true and lawful attorneys-in-fact and agent, and each of them with full power to act, without the other in his stead, in any and all capacities, to sign the 1995 Annual Report of St. Joe Paper Company on Form 10-K and to file on behalf of the Corporation such Annual Report and amendments with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agent, and each of them, full power and authority to do and perform any and all acts and things requisite and ratifying and confirming all that each said attorneys-in-fact and agent or any one of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date indicated below.


  /s/ W. L. THORNTON                             /s/ J. J. QUINDLEN
- ---------------------------------       ---------------------------------------
      Winfred L. Thornton                            John J. Quindlen
   Chairman of the Board and                             Director
    Chief Executive Officer


    /s/ ROBERT E. NEDLEY                        /s/ WALTER L. REVELL
- ---------------------------------       ---------------------------------------
        Robert E. Nedley                            Walter L. Revell
   President, Chief Operating                            Director
      Officer and Director


       /s/ J. C. BELIN                          /s/ FRANK S. SHAW, JR.
- ---------------------------------       ---------------------------------------
         Jacob C. Belin                             Frank S. Shaw, Jr.
            Director                                     Director


    /s/ H. L. BRAININ                             /s/ JOHN D. UIBLE
- ---------------------------------       ---------------------------------------
        Howard L. Brainin                             John D. Uible
   Vice President and Director                           Director


    /s/ RICHARD H. DENT                        /s/ CARL F. ZELLERS, JR.
- ---------------------------------       ---------------------------------------
        Richard H. Dent                            Carl F. Zellers, Jr.
            Director                                     Director


 /s/ RUSSELL B. NEWTON, JR.
- ---------------------------------
     Russell B. Newton, Jr.
            Director




                                     E-13


DATED: February 13, 1996